CLECO POWER LLC	EXHIBIT 32.4

Cleco Power LLC
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Cleco Power LLC (the “Company”) on Form 10-K for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Darren J. Olagues, Senior Vice President - Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 19, 2013

/s/ Darren J. Olagues
Darren J. Olagues Senior Vice President - Chief Financial Officer